     As filed with the Securities and Exchange Commission
                        on January 18, 1996
=================================================================
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                       -------------------
                  PRE-EFFECTIVE AMENDMENT NO. 1
                               to
                            FORM S-3
                     REGISTRATION STATEMENT
                              under
                   THE SECURITIES ACT OF 1933
                       -------------------

                  AMERICAN BANKNOTE CORPORATION
         (Formerly, UNITED STATES BANKNOTE CORPORATION)
     (Exact name of registrant as specified in its charter)

           DELAWARE                       13-0460520
   (State or other jurisdiction     (IRS Employer Ident. No.)
of incorporation or organization)

                       51 WEST 52ND STREET
                    NEW YORK, NEW YORK  10019
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                    HARVEY J. KESNER, ESQUIRE
      SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                  AMERICAN BANKNOTE CORPORATION
                       51 WEST 52ND STREET
                    NEW YORK, NEW YORK 10019
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           Copies to:
                    ROBERT B. MURPHY, ESQUIRE
                  SONNENSCHEIN NATH & ROSENTHAL
            1301 K STREET, N.W., SUITE 600 EAST TOWER
                     WASHINGTON, D.C.  20005

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE
PUBLIC: From time to time after the effective date of this Registration Statement as determined by the Selling Shareholders on the basis of market conditions and other factors.

        If the only securities being registered on this Form are
being offered pursuant to dividend or interest reinvestment
plans, please check the following box. . . . . . . . . . . . .[ ]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. . . . . . . . . . . . . . . . [X]

        If this Form is filed to register additional securities
for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act
registration statement number of the earlier effective
registration statement for the same offering. . . . .[ ]_________

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering . . . . . . . . . . . . . . . . . . . . . . [ ]_________

        If delivery of the prospectus is expected to be made
pursuant to Rule 434, please check the following box. . . . . [ ]

                 Calculation of Registration Fee
Title of each       Amount to be        Proposed Maximum
class of            Registered          Aggregate Offering
securities                              Price Per Share(1)
being registered

Common Stock        386,617             $1.31
($0.01 par value),
with associated
Preferred Stock
Purchase Rights

Proposed Maximum    Amount of Registration
Aggregate           Fee(1)
Offering Price(1)

$506,468            $174.64(2)

___________________________

(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee, based upon the average of the high and low sales prices of such Common Stock as reported on the New York Stock Exchange on January 9, 1996.
(2)  Previously Paid.

                    ________________________


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a) MAY DETERMINE.

=================================================================

                             PART II

             INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

2.1 Agreement and Plan of Merger and Certificate of Merger of United States Banknote Corporation (a New York corporation) ("USBN-NY") and United States Banknote Corporation (a Delaware corporation) dated as of June 29, 1993, are incorporated herein by reference to Exhibits 2.1 and 2.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993 (the "June 30, 1993 Form 10-Q").

2.2 Certificate of Ownership and Merger of USBN-NY into the Company dated as of July 14, 1993 is incorporated herein by reference to Exhibit 3.1 to the Company's Registration of Successor Issuer on Form 8-B filed September 30, 1993 (the "Form 8-B").

2.3 Certificate of Merger of USBN-NY into the Company dated as of July 14, 1993 is incorporated herein by reference to Exhibit 3.2 to the Form 8-B.

2.4 Certificate of Merger of USBC Acquisition, Inc. with and into the Company is incorporated herein by reference to Exhibit 4(b) to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1990.

4.1 Indenture dated as of May 15, 1992 between the Company and Chemical Bank, as Trustee, relating to the 10-3/8% Senior Notes due June 1, 2002 is incorporated herein by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated May 26, 1992 (the "May 26, 1992 Form 8-K").

4.2 Pledge Agreement, as amended, dated as of May 26, 1992 between the Company and Chemical Bank, as Trustee, relating to the Company's 10-3/8% Senior Notes due June 1, 2002 is incorporated herein by reference to Exhibit
          4.3 to the May 26, 1992 Form 8-K.

4.3 Loan Agreement among the Company, Citibank, N.A., Creditanstalt-Bankverein, The Nippon Credit Bank, Ltd., and Citibank, N.A., as Agent, dated as of June 23, 1993 is incorporated herein by reference to Exhibit 4.1 to the June 30, 1993 Form 10-Q.

4.4       First Amendment to Credit Agreement among American Bank
          Note Company and Citibank, N.A., as Agent, dated as of June 23, 1993 is incorporated herein by reference to
          Exhibit 4.2 to the June 30, 1993 Form 10-Q.

4.5       Technical Change Agreement among Company,  American
          Bank Note Company and Citibank, N.A., as Agent, dated as of June 23, 1993, is incorporated herein by reference to Exhibit 4.3 to the June 30, 1993 Form
          10-Q.

4.6 Temporary waiver respecting the extension of ABNH in Borrowing Base under the existing Credit Agreement dated September 30, 1993, under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993 is incorporated herein by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993 (the "September 30, 1993 Form 10-Q").

4.7 Temporary waiver respecting the Repurchase of Certain Securities dated September 24, 1993, under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993 is incorporated herein by reference to Exhibit 10.3 to the September 30, 1993 Form 10-Q.

4.8 Guaranty Agreement executed by American Bank Note Holographics, Inc. in favor of Citibank, N.A., as Agent, under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993 is incorporated herein by reference to Exhibit 10.1 to the September 30, 1993 Form 10-Q.

4.9 Temporary waiver respecting a non-recurring restructuring charge for the third quarter dated September 30, 1993 under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993, is incorporated herein by reference to Exhibit 4.10 to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (the "1993 Form 10-K").

4.10 Temporary waiver respecting the extension of the temporary inclusion of receivables and inventory of ABNH in Borrowing Base dated December 31, 1993, under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993, is incorporated herein by reference to Exhibit
          4.11 to the 1993 Form 10-K.

4.11 Temporary waiver respecting certain ratios and extension of the temporary inclusion of receivables and inventory of ABNH in Borrowing Base dated December 31, 1993 under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993, is incorporated herein by reference to Exhibit 4.12 to the 1993 Form 10-K.

4.12 First Supplemental Indenture to 10-3/8% Senior Notes due June 1, 2002 between the Company and Chemical Bank, N.A., dated as of May 23, 1994, is incorporated herein by reference to Exhibit 4.1 to the June 30, 1994 Form 10-Q.

4.13 First Amendment to the Pledge Agreement dated as of May 26, 1992 between the Company and Chemical Bank, N.A., dated as of May 23, 1994, is incorporated herein by reference to Exhibit 4.2 to the June 30, 1994 Form 10-Q.

4.14 Indenture dated as of May 1, 1994 between the Company and The First National Bank of Boston, as Trustee, relating to the 11-5/8% Senior Notes due August 1, 2002, Series B, of the Company and Form of Series B Note, is incorporated herein by reference to Exhibits
          4.1 and 4.3 to the Company's Registration Statement on Form S-4 dated August 5, 1994.

4.15 Rights Agreement dated as of March 24, 1994 between the Company and Chemical Bank as Rights Agent (including the form of Rights Certificate and the form of Certificate of Designations as Exhibits B and C to the Rights Agreement) is incorporated herein by reference to Exhibit 1 to the Company's Current Report on Form 8-K dated March 24, 1994.

4.16 Waiver and Modification, dated as of December 31, 1994, respecting non-recurring charges for the fourth quarter ended December 31, 1994 under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993 is incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994.

4.17* Commitment Letter, dated as of September 20, 1995, concerning a revolving credit agreement among Chemical
          Bank, N.A. and American Banknote Company and American
          Banknote Holographics, Inc.

4.18*     Revised Commitment Letter dated as of December 15,
          1995, concerning a revolving credit agreement among Chemical Bank, N.A. and American Banknote Company and
          American Banknote Holographics, Inc.

5*        Opinion of Harvey J. Kesner.

8         Not Applicable.

12        Not Applicable.

15        Not applicable.

23.1**    Consent of Deloitte & Touche LLP

23.2*     Consent of Harvey J. Kesner (included in Exhibit 5).

24*       Powers of Attorney (included on signature page).

25        Not Applicable.

26        Not Applicable.

27        Not Applicable.

28        Not applicable.

_________________________
*    Previously filed.
**   Filed herewith.

                           SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 18th day of January, 1996.


                              AMERICAN BANKNOTE CORPORATION

                              By:  /s/ HARVEY J. KESNER
                              Senior Vice President, General
                              Counsel and Secretary

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by or on behalf of the following persons in the capacities and on the date below indicated.

     Each person, in so signing, also makes, constitutes and appoints Morris Weissman, Chairman of the Board of Directors and Chief Executive Officer of American Banknote Corporation and John
T. Gorman, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of American Banknote Corporation, and each of them, his true and lawful attorney-in-fact, in his name, place and stead, to execute and cause to be filed with the Commission any or all amendments to this registration statement.

Signature                Date                Capacity


/s/ MORRIS WEISSMAN      January 18, 1996    Chairman of the
                                             Board of Directors
                                             and Chief Executive
                                             Officer
                  (principal executive officer)

/s/ JOHN T. GORMAN*      January 18, 1996    Executive Vice
                                             President and Chief
                                             Financial Officer
          (principal financial and accounting officer)


DAVID S. ROWE-BEDDOE*    January 18, 1996    Director

C. GERALD GOLDSMITH*     January 18, 1996    Director

IRA J. HECHLER*          January 18, 1996    Director

BETTE B. ANDERSON*       January 18, 1996    Director

DR. OSCAR S. ARIAS*      January 18, 1996    Director


*  By:    /s/ MORRIS WEISSMAN
          Attorney-in-Fact

                          EXHIBIT INDEX

Exhibit
Number    Exhibit Name                                      Page

2.1 Agreement and Plan of Merger and Certificate of Merger of United States Banknote Corporation (a New York corporation) ("USBN-NY") and United States Banknote Corporation (a Delaware corpora-tion) dated as of June 29, 1993, are incorporated herein by reference to Exhibits 2.1 and 2.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993 (the "June 30, 1993 Form 10-Q")

2.2 Certificate of Ownership and Merger of USBN-NY into the Company dated as of July 14, 1993 is incorporated herein by reference to Exhibit 3.1 to the Company's Registration of Successor Issuer on Form 8-B filed September 30, 1993 (the "Form 8-B").

2.3 Certificate of Merger of USBN-NY into the Company dated as of July 14, 1993 is incorporated herein by reference to Exhibit 3.2 to the Form 8-B.

2.4       Certificate of Merger of USBC Acquisition, Inc.
          with and into the Company is incorporated herein by reference to Exhibit 4(b) to the Company's
          Quarterly Report on Form 10-Q for the quarter ended June 30, 1990.

4.1 Indenture dated as of May 15, 1992 between the Company and Chemical Bank, as Trustee, relating to the 10-3/8% Senior Notes due June 1, 2002 is incorporated herein by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated May 26, 1992 (the "May 26, 1992 Form 8-K").

4.2 Pledge Agreement, as amended, dated as of May 26, 1992 between the Company and Chemical Bank, as Trustee, relating to the Company's 10-3/8% Senior
          Notes due June 1, 2002 is incorporated herein by reference to Exhibit 4.3 to the May 26, 1992 Form
          8-K.

4.3       Loan Agreement among the Company, Citibank, N.A.,
          Creditanstalt-Bankverein, The Nippon Credit Bank,
          Ltd., and Citibank, N.A., as Agent, dated as of June 23, 1993 is incorporated herein by reference to Exhibit 4.1 to the June 30, 1993 Form 10-Q.

4.4 First Amendment to Credit Agreement among American Bank Note Company and Citibank, N.A., as Agent, dated as of June 23, 1993 is incorporated herein by reference to Exhibit 4.2 to the June 30, 1993 Form 10-Q.

4.5 Technical Change Agreement among Company, Ameri-can Bank Note Company and Citibank, N.A., as Agent, dated as of June 23, 1993, is incorporated herein by reference to Exhibit 4.3 to the June 30, 1993 Form 10-Q.

4.6 Temporary waiver respecting the extension of ABNH in Borrowing Base under the existing Credit Agree-ment dated September 30, 1993, under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993 is incorporated herein by reference to
          Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993 (the "September 30, 1993 Form 10-Q").

4.7 Temporary waiver respecting the Repurchase of Certain Securities dated September 24, 1993, under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993 is incorporated herein by reference to Exhibit 10.3 to the September 30, 1993 Form 10-Q.

4.8       Guaranty Agreement executed by American Bank Note
          Holographics, Inc. in favor of Citibank, N.A., as Agent, under a Credit Agreement with the Company, American Bank Note Company and Citibank, N.A., as
          Agent, dated June 23, 1993 is incorporated herein by reference to Exhibit 10.1 to the September 30, 1993 Form 10-Q.

4.9 Temporary waiver respecting a non-recurring re-structuring charge for the third quarter dated
          September 30, 1993 under a Credit Agreement with the Company, American Bank Note Company and
          Citibank, N.A., as Agent, dated June 23, 1993, is incorporated herein by reference to Exhibit 4.10 to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (the "1993 Form
          10-K").

4.10 Temporary waiver respecting the extension of the temporary inclusion of receivables and inventory of ABNH in Borrowing Base dated December 31, 1993, under a Credit Agreement with the Company, Ameri-can Bank Note Company and Citibank, N.A., as Agent, dated June 23, 1993, is incorporated herein by reference to Exhibit 4.11 to the 1993 Form 10-K.

4.11 Temporary waiver respecting certain ratios and extension of the temporary inclusion of receiv-ables and inventory of ABNH in Borrowing Base dated December 31, 1993 under a Credit Agreement with the Company, American Bank Note Company and
          Citibank, N.A., as Agent, dated June 23, 1993, is incorporated herein by reference to Exhibit 4.12 to the 1993 Form 10-K.

4.12 First Supplemental Indenture to 10-3/8% Senior Notes due June 1, 2002 between the Company and Chemical Bank, N.A., dated as of May 23, 1994, is incorporated herein by reference to Exhibit 4.1 to the June 30, 1994 Form 10-Q.

4.13 First Amendment to the Pledge Agreement dated as of May 26, 1992 between the Company and Chemical
          Bank, N.A., dated as of May 23, 1994, is incorpo-rated herein by reference to Exhibit 4.2 to the June 30, 1994 Form 10-Q.

4.14 Indenture dated as of May 1, 1994 between the Company and The First National Bank of Boston, as Trustee, relating to the 11-5/8% Senior Notes due August 1, 2002, Series B, of the Company and Form of Series B Note, is incorporated herein by refer-ence to Exhibits 4.1 and 4.3 to the Company's Registration Statement on Form S-4 dated August 5, 1994.

4.15 Rights Agreement dated as of March 24, 1994 be-tween the Company and Chemical Bank as Rights
          Agent (including the form of Rights Certificate and the form of Certificate of Designations as Exhibits B and C to the Rights Agreement) is incorporated herein by reference to Exhibit 1 to the Company's Current Report on Form 8-K dated
          March 24, 1994.

4.16      Waiver and Modification, dated as of December 31,
          1994, respecting non-recurring charges for the fourth quarter ended December 31, 1994 under a Credit Agreement with the Company, American Bank
          Note Company and Citibank, N.A., as Agent, dated
          June 23, 1993 is incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994.

4.17* Commitment Letter, dated as of September 20, 1995, concerning a revolving credit agreement among Chemical Bank, N.A. and American Banknote Company and American Banknote Holographics, Inc.

4.18* Revised Commitment Letter dated as of December 15, 1995, concerning a revolving credit agreement among Chemical Bank, N.A. and American Banknote Company and American Banknote Holographics, Inc.

5*        Opinion of Harvey J. Kesner.

8         Not Applicable.

12        Not Applicable.

15        Not applicable.

23.1**    Consent of Deloitte & Touche LLP

23.2*     Consent of Harvey J. Kesner (included in Exhibit 5).

24*       Powers of Attorney (included on signature page).

25        Not Applicable.

26        Not Applicable.

27        Not Applicable.

28        Not applicable.

_________________________
*    Previously filed.
**   Filed herewith.